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                                                                  Exhibit 10.2




                            SCIENTIFIC-ATLANTA, INC

                      SENIOR OFFICER ANNUAL INCENTIVE PLAN












                                      As adopted by the Board of Directors on
                                                                June 22, 1994
                                                   and by the stockholders on

                                                            November 11, 1994





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